EXHIBIT 99(7)


                             RALLY'S HAMBURGERS, INC.
                       14255 49TH STREET NORTH,BUILDING I
                           CLEARWATER, FLORIDA 33762

                                     PROXY

            THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3
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1. Adopt and approve the agreement and plan of merger with Checkers Drive-In Restaurants, Inc.

                                   [ ] FOR     [ ] AGAINST       [ ] ABSTAIN

2. ELECTION OF DIRECTORS  [ ] FOR the nominees listed below                  [ ]WITHHOLD AUTHORITY
                              (except as marked to the contrary below)          to vote for the nominees listed below

  Nominees: Terry N. Christensen, Willie D. Davis, William P. Foley, II, James J. Gillespie, David Gotterer, Ronald B. Maggard,
                                         Andrew F. Puzder, Burt Sugarman, C. Thomas Thompson

For, except vote withheld from the following member(s):

_______________________________________________________________________________________________________________________________
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                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
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                          (CONTINUED FROM OTHER SIDE)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ABOVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

[ ] Please Check if you plan to attend the meeting.

                                                      Dated:______________, 1998


                                                      __________________________
                                                             Signature

                                                      __________________________
                                                             Print Name

                                                      __________________________
                                                      Signature if held jointly

                                                      __________________________
                                                             Print Name

                                                      NOTE: Please sign as name
                                                      appears hereon. Joint
                                                      owners should each sign.
                                                      When signing as an
                                                      attorney, executor,
                                                      administrator, trustee or
                                                      guardian, please give
                                                      full title as such.

          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE